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             THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK
                          OR CHARLOTTE, NORTH CAROLINA



                      NEW AMERICAN HEALTHCARE CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


   NUMBER                                                          SHARES

NAHC

COMMON STOCK                                                  CUSIP 641881 10 7
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS IS TO CERTIFY that





is the owner of



                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE
                     COMMON STOCK, $.01 PAR VALUE EACH, OF

New American Healthcare Corporation, transferable on the books of the Corporation by the holder hereof ______________________________________
properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile signatures of its duly authorized officers.

Dated:




Countersigned and Registered                            /s/ ROBERT M. MARTIN
FIRST UNION NATIONAL BANK                             CHAIRMAN, PRESIDENT & CEO
   [CHARLOTTE, NC]
By                   Transfer Agent and Registrar

                                                        /s/ DANA C. MCLENDON JR.
Authorized Signature                                  SR. VICE PRESIDENT,
                                                      FINANCE & ADMINISTRATION

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                      NEW AMERICAN HEALTHCARE CORPORATION

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK AND
MORE THAN ONE SERIES OF ANY CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT
CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS,
PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF
EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR
RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM   - as tenants in common                        UNIF GIFT MIN ACT-_________ Custodian _________
TEN ENT   - as tenants by the entireties                                   (Cust)              (Minor)
JT TEN    - as joint tenants with right of                        under Uniform Gifts to Minors
            survivorship and not as                               Act ______________________
            tenants in common                                              (State)


    Additional abbreviations may also be used though not in the above list.



For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


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Please print or typewrite name and address including postal zip code of assignee


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________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________


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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
       ---------------------




                                        -------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.



                                        --------------------------------------
               SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED
                                        BY AN ELIGIBLE GUARANTOR INSTITUTION
                                        (BANKS, STOCK, BROKERS, SAVINGS AND
                                        LOAN ASSOCIATIONS AND CREDIT UNIONS
                                        WITH MEMBERSHIP IN AN APPROVED
                                        SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                        PURSUANT TO S.E.C. RULE 17Ad-16.



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
---------------------------------------------------------        ---------------------------------------------------------
   AMERICAN BANK NOTE COMPANY                                      PRODUCTION COORDINATOR: TRICIA O'CONNOR: 215-830-2154
      680 BLAIR MILL ROAD                                                         PROOF OF JUNE 8 1998
       HORSHAM, PA 19044                                                   NEW AMERICAN HEALTHCARE CORPORATION
        (215) 657-3480                                                                  H 57080Bk
---------------------------------------------------------        ---------------------------------------------------------
  SALES: A. HOBBS: 404-525-1455                                       OPERATOR:                    hj
---------------------------------------------------------        ---------------------------------------------------------
 NET/BANKNOTE/HOME42/NewAmer67080                                                         NEW
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